Exhibit 10.49

FORM OF

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of February , 2005 (the “Closing Date”), by and between ECC CAPITAL CORPORATION, a Maryland corporation (the “Company”) and FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation (“FBR”) and MILESTONE ADVISORS LLC, a limited liability company (“Milestone”).

RECITALS

WHEREAS, the Company desires to issue and sell to FBR, and FBR desires to purchase from the Company, shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), pursuant to a stock purchase agreement dated as of February              , 2005 between the Company and FBR (the “FBR Purchase Agreement”);

WHEREAS, the Company desires to issue and sell to Milestone              shares of Common Stock pursuant to a Subscription Agreement dated as of February             , 2005 between the Company and Milestone (the “Milestone Purchase Agreement”); and

WHEREAS, it is a condition precedent to the obligation of FBR to close the transactions contemplated by the FBR Purchase Agreement that the Company execute and deliver this Agreement to FBR.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. (a) As used in this Agreement, the following terms shall have the meanings set forth below:

(i) “Affiliate,” of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms “controlling” and “controlled” have the respective meanings correlative to the foregoing.

(ii) “Agreement” means this Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

(iii) “Business Day” means, with respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order, to close.

(iv) “Commission” means the Securities and Exchange Commission.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(vi) “Holder” means each of FBR, Milestone and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement, the FBR Purchase Agreement (with respect to FBR and its permitted assignees and transferees only) and the Milestone Purchase Agreement (with respect to Milestone and its permitted assignees and transferees only).

(vii) “Person” means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

(viii) “Prospectus” means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statements, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statements and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

(ix) “Public Offering” means an offering registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

(x) “Registrable Securities” means (i)              shares of Common Stock purchased by FBR pursuant to the FBR Purchase Agreement and (ii)             shares of Common Stock purchased by Milestone pursuant to the Milestone Purchase Agreement; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

(xi) “Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement, including without limitation: (i) all Commission, stock exchange, NASD registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD), (iii) all expenses of printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Securities on any securities exchange or the New York Stock Exchange pursuant to Section 2 hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance) of the Company and (vi) any fees and disbursements customarily paid by issuers or sellers of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ commissions, selling discounts, underwriter discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by each Holder and the fees and expenses of any counsel to such Holder.

(xii) “Registration Statement” means any registration statement of the Company, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

(xiii) “Restricted Security” means any share of Common Stock except any that (i) have been registered pursuant to an effective Registration Statement under the Securities Act and sold in a manner contemplated by the prospectus included in such Registration Statement, (ii) have been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

(xiv) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the FBR Purchase Agreement (with respect to FBR and its permitted assignees and transferees only) and the Milestone Purchase Agreement (with respect to Milestone and its permitted assignees and transferees only).

2. Registration.

Filing and Effectiveness of Registration Statement.

(a) As soon as practicable after the one year anniversary of the date the Company’s registration statement on Form S-11 (No. 333-118253) is declared effective by the Commission (the “S-11 Effective Date”), but in no event more than 30 days following the one year anniversary of the S-11 Effective Date (the “Filing Deadline”), the Company shall prepare and file with the Commission a Registration Statement on Form S-3 under the Securities Act (or any successor thereto or any other appropriate form under the Securities Act) relating to the offer and sale of the Registrable Securities by each Holder and will promptly take all actions that are necessary or advisable in connection with such registration, including without limitation providing written responses to any comments made by the Commission regarding such Registration Statement and filing any necessary pre-effective amendments and all necessary exhibits thereto, and will use its good faith best efforts to cause such Registration Statement to be declared effective by the Commission as soon as possible after the initial filing and in any event within 90 days after the date of the initial filing. The Company will, subject to customary blackout periods as necessary, use its good faith best efforts to keep such Registration Statement effective for the period beginning on the date such Registration Statement becomes effective (the “Effectiveness Date”) and terminating on the earlier of (x) the second anniversary of the Effectiveness Date and (y) the date upon which all shares then held by each Holder may be resold without restriction of any kind and without need for such Registration Statement to be effective.

(b) If the Company shall furnish to each Holder a certificate signed by the Chief Executive Officer or the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed at such time, then the Company’s obligation to use its good faith best efforts to register, qualify or comply under this Section 2(a) shall be deferred for a period not to exceed 45 days from the date of the Filing Deadline, provided, however, that the Company may not utilize this right more than once.

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall use its good faith best efforts to:

(a) prepare and file with the Commission a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the Securities Act (as shall be selected by the Company), which Registration Statement (i) shall be available for the sale of the Registrable Securities by each Holder, (ii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (iii) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and use good faith best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 of this Agreement;

(b) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or an similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by each Holder thereof (including sales by any broker-dealer);

(c) during such time as a Registration Statement is effective or such shorter period that will terminate when all the Registrable Securities have been sold (the “Registration Period”), comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by each Holder as set forth in the Prospectus forming part of the Registration Statement;

(d) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof (including a copy of the accountant’s consent letter to be included in the filing) to each Holder and reflect in such documents all such comments as such Holder reasonably may propose; and

(ii) Furnish to each Holder (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(e) (i) register or qualify the Registrable Securities covered by a Registration Statement under such securities or “blue sky” laws of all jurisdictions requiring blue sky registration or qualification,

(ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,

(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and

(iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection with any of its obligations under this Section 3(e) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(f) use its good faith best efforts to cause all Registrable Securities covered by such Registration Statement to be registered and approved by such other domestic state or local governmental agencies or authorities in the United States, if any, as may be necessary to enable each Holder thereof to consummate the disposition of such Registrable Securities;

(g) as promptly as practicable after becoming aware of such event, notify each Holder of the occurrence of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to a Registration Statement and supplement to the Prospectus or amendment to the document incorporated by reference therein, as applicable, to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Holder as such Holder may reasonably request;

(h) notify each Holder (or, in the event of an underwritten Public Offering, the managing underwriters) of (i) the issuance by the Commission or any state securities authority of any stop order or other suspension of the effectiveness of a Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension and (ii) any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information (such notice to be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made);

(i) during the period of time referred to in Section 2 above, use its good faith best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

(j) subject to each Holder entering into a confidentiality agreement at the request of and reasonably satisfactory to the Company, provide to such Holder and its counsel within three Business Days of receipt by the Company or its counsel, copies of any material correspondence with or from the Commission or its staff with respect to a Registration Statement; and upon request, furnish to each requesting Holder with Registrable Securities covered by a Registration Statement, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(k) in the case of an underwritten Public Offering, use its commercially reasonable efforts to furnish or caused to be furnished to each Holder of Registrable Securities covered by such Registration Statement and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to such Holder and the underwriters; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request and customarily obtained by underwriters in underwritten public offerings;

(l) enter into customary agreements (including in the case of an underwritten Public Offering, an underwriting agreement in customary form) and take all other action reasonably required in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in such Registration Statement and, in the case of an underwritten Public Offering, make representations, warranties and agreements (including indemnities) to each Holder of Registrable Securities covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters and Holders in underwritten public offerings and confirm the same in writing to the extent customary if and when requested;

(m) in connection with an underwritten Public Offering, make available for inspection by one representative appointed by the Holders of a majority of the Registrable Securities and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any counsel and accounting firm retained by the Holders and underwriters, respectively, all financial and other records, pertinent corporate documents and properties of the Company, if reasonably requested, and cause the respective officers, directors, employees and agents of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representative of the Holders, representative of the underwriters, counsel thereto or accountants thereto are confidential shall not be disclosed by the representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Holders and the other parties;

(n) cause all the Registrable Securities covered by a Registration Statement to be listed on the New York Stock Exchange or, if applicable, to be listed on such other national securities exchange or included in such inter-dealer quotation system of a registered national securities association as securities of the same class or series issued by the Company are then listed including, without limitation, registering the applicable class of Registrable Securities under the Exchange Act, if appropriate, and use its good faith best efforts to cause such registration to become effective pursuant to the rules of the Commission and thereafter use its good faith best efforts to maintain such listing;

(o) prepare and timely file all documents, reports and certifications required by the Securities Act and the Exchange Act at all times beginning from the date the Company is first subject to such filing, reporting or certification requirements through the date no Holders hold Registrable Shares;

(p) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement;

(q) (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and the New York Stock Exchange or other listing standard, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act ) thereunder, no later than 45 days after the end of each fiscal year of the Company and (iii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which the Holders of a majority of Registrable Securities covered by any Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holders having been furnished with a copy thereof at least five Business Days prior to the filing thereof, provided that the Company may file such Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with the objecting Holders and shall have advised the Holders in writing of its reasonable belief that such filing complies with the requirements of the Securities Act;

(r) provide and cause to be maintained a transfer agent and registrar, which may be a single entity, for all Registrable Securities covered by any Registration Statement from and after a date not later than the effective date of the first Registration Statement;

(s) cooperate with each Holder to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to a Registration Statement or in connection with any sale, transfer or other disposition by any such Holder of any Registrable Securities pursuant to Rule 144 promulgated under the Securities Act and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as such Holder reasonably may request and registered in such names as such Holder may request; and, within three Business Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to such Holder an appropriate instruction and, to the extent necessary, an opinion of such counsel); and

(t) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Shares, cooperate with each Holder and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company’s Charter) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or such Holder may request at least two Business Days prior to any sale of the Registrable Shares;

(u) notify each Holder, promptly after it shall receive notice thereof, of the time when such Registration Statement, or any post-effective amendments to the Registration Statement, shall have become effective, or a supplement to any prospectus forming part of such Registration Statement has been filed or when any document is filed with the Commission which would be incorporated by reference into the prospectus; and

(v) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by each Holder of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances.

4. Obligations of Each Holder. In connection with the registration of the Registrable Securities, each Holder shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that each Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder and its counsel, whether in-house or otherwise (“Counsel”), of the information the Company requires from each Holder (the “Requested Information”). If at least four Business Days prior to the anticipated filing date the Company has not received the Requested Information from each Holder or its Counsel, then the Company shall send such Holder and its Counsel a reminder of such information request. If at least two Business Days prior to the anticipated filing date the Company still has not received the Requested Information from such Holder or its Counsel, then the Company may file the Registration Statement without including Registrable Securities of such Holder. However, promptly upon receipt of the Requested Information, and at such Holder’s expense, the Company shall file such amendment(s) to the Registration Statement as may be necessary to include therein the Registrable Securities.

(b) Each Holder by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of such Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement; the Company shall, on its part, ensure that Item 507 of Regulation S-K of the Securities Act (regarding information on the selling security holders) be complied with in connection with its preparation and filing of such Registration Statement hereunder;

(c) As promptly as practicable after becoming aware of such event, notify the Company of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(d) Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(g) or 3(h), it shall immediately discontinue its disposition of Registrable Securities pursuant to a Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(g) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Expenses of Registration. All Registration Expenses shall be paid by the Company.

6. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Holder and each of its respective officers and directors and each person who controls each Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance in which they were made, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person regarding such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(g), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person written notice that such Prospectus is outdated or defective.

(b) Indemnification by the Holders. Each Holder severally agrees, as a consequence of and upon the inclusion of any of its Registrable Securities in a Registration Statement which facilitates the disposition of Registrable Securities, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; provided, however, that such Holder shall not be liable under this Section 6(b) for any amount in excess of the gross proceeds paid to such Holder in respect of shares sold by it.

(c) Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 6 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the

Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (i), (ii) or (iii) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

(d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the each Holder in this Section 6(d) to contribute shall be several (in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by it) and not joint.

(e) Notwithstanding any other provision of this Section 6, in no event shall any Holder be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the gross proceeds to be received by each Holder from the sale of its Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

(f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person, and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

7. Compliance with Exchange Act Reporting. The Company agrees to file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act.

8. Assignment. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned or transferred to a maximum of 15 individuals or entities and only with the prior written consent of the Company, and any such assignment or transfer without such consent shall be void and of no effect. Notwithstanding the foregoing, such consent of the Company shall not be required with respect to any assignment or transfer of Registrable Securities to an Affiliate of each Holder, including for this purpose if such Holder is an investment company, any fund or account advised by such Holder’s investment adviser or any Affiliate thereof.

9. Amendment and Waiver.

(a) Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and FBR; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of the Holders of all the Registrable Securities adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Securities but does not so adversely affect all of the Registrable Securities; provided, further, that the provisions of the preceding provision may not be amended or waived except in accordance with this sentence. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company.

(b) Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Holder and the Company.

10. Covenants Relating To Rule 144. At such times as the Company becomes obligated to file reports in compliance with either Section 13 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

11. Miscellaneous. (a) If the Company (i) fails to file any Registration Statement pursuant to Section 2 within the agreed time frame, (ii) fails to cause any Registration Statement pursuant to Section 2 to become effective within the agreed time frame, or (iii) fails to keep any Registration Statement pursuant to Section 2(a) current and effective for the agreed period of time, then each Holder will be entitled as a remedy for any and all concurrent breaches of this Agreement related to one or more concurrent such failures, to liquidated and agreed upon damages payable on each Registrable Share for each day of any such delay or failure, as the case may be. Such liquidated damages shall be payable quarterly in arrears, provided that multiple penalties shall not accrue for multiple defaults that overlap, in arrears within 10 days of the end of each fiscal quarter and shall accrue at a daily rate of (i) 10% of the initial purchase price per Registrable Share per annum during the first 90 days of the delay or failure and (ii) after the first 90 days of the delay or failure, the rate will escalate by an additional 5% of the initial purchase price per Registrable Share per annum.

(b) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(c) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, by a nationally recognized overnight courier service or by facsimile as follows, and shall be deemed given when actually received.

If to the Company, to:

ECC Capital Corporation

1833 Alton Parkway

Irvine, California 92606

Attention: Shahid S. Asghar, President and

                  Co-Chief Executive Officer

Fax: (949) 856-8300

With a copy to:

Latham & Watkins LLP

650 Tour Center Drive, 20th Floor

Costa Mesa, California 92626

Attention: William J. Cernius, Esq.

Fax: (714) 540-1523

If to FBR, to:

Friedman, Billings, Ramsey Group, Inc.

1001 19th Street North,

Arlington, Virginia 22209

Attention:

Fax:

With a copy to:

Clifford Chance LLP

31 West 52nd Street

New York, New York 10019-6131

Attention: Jay Bernstein, Esq.

Fax: (212) 878-8375

If to Milestone, to:

The Company or each Holder may change the foregoing address by notice given pursuant to this Section 11(c).

(d) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(e) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

(f) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use good faith best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g) The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, the Company shall not grant to any person after the date hereof the right to request it to register any of its securities under the Securities Act unless the rights so granted are pari passu to the rights of the Holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

(h) This Agreement, the FBR Purchase Agreement (with respect to FBR and its permitted assignees and transferees only) and the Milestone Purchase Agreement (with respect to Milestone and its permitted assignees and transferees only), constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or with respect to FBR, in the FBR Purchase Agreement, or with respect to Milestone, in the Milestone Purchase Agreement. This Agreement, the FBR Purchase Agreement (with respect to FBR and its permitted assignees and transferees only) and the Milestone Purchase Agreement (with respect to Milestone and its permitted assignees and transferees only) supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof and with respect to FBR and Milestone, thereof.

(i) Subject to the requirements of Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(j) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(k) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(l) From and after the date of this Agreement, upon the request of each Holder or the Company, the Company and such Holder shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(m) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures delivered by facsimile shall be deemed to be original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

ECC CAPITAL CORPORATION, a Maryland corporation

By:
Name: Title:

HOLDERS:

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation

By:
Name: Title:

MILESTONE ADVISORS LLC a limited liability company

By:	, its Managing Member

By:
Name: Title: